Goodwill	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Goodwill
17. GOODWILL

	2019	2018
Cost
Recycomb S.A.U.	25,501	25,501

Total	25,501	25,501

For purpose of impairment testing, goodwill was allocated to the following cash generating unit: waste treatment.
Impairment of goodwill
The recoverable amount of this cash-generating unit is determined based on a value in use calculation which uses cash flow projections based on financial budgets approved by the directors for a five-year period.
The key assumptions used in the value in use calculations are as follows:

•
Production volume: considers average production volume in the period immediately before the budget period. The estimated amounts are based on past experience. Management believes that the budgeted volume for the next five years is reasonably achievable.

•	Cash flow projections during the budget period are based on the same expected gross margins and raw materials throughout the budget period and beyond that five-year period.